                                                                     Exhibit 4.1

--------------                                                    --------------
    NUMBER                                                            SHARES

BPI

--------------                                                    --------------

     COMMON STOCK                                            COMMON STOCK

                          [ILLUSTRATION APPEARS HERE]


 THIS CERTIFICATE IS TRANSFERABLE IN                  SEE REVERSE FOR CERTAIN
SAN FRANCISCO, CA, RIDGEFIELD PARK, NJ              DEFINITIONS AND RESTRICTIONS
          OR NEW YORK, NY

                          BA Merchant Services, Inc.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

        ---------------------------------------------------------------
        THIS CERTIFIES THAT                           CUSIP 055239 10 7







        IS THE RECORD HOLDER OF
        ---------------------------------------------------------------

      FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK,
                         PAR VALUE $.01 PER SHARE, OF

BA Merchant Services, Inc., transferable in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
                             CERTIFICATE OF STOCK
      Witness the facsimile signatures of the duly authorized officers of the Corporation.


Dated:                            COUNTERSIGNED AND REGISTERED:
                                        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                    TRANSFER AGENT AND REGISTRAR
                                  BY


  /s/ CHERYL SOROKIN              /s/ SHARIF M. BAYYARI

          SECRETARY                     PRESIDENT           AUTHORIZED SIGNATURE

  A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common                                 UNIF GIFT MIN ACT -- ______________ Custodian ___________________
TEN ENT - as tenants by the entireties                                                  (Cust)                    (Minor)
JT TEN  - as joint tenants with right of                                            under Uniform Gifts to Minors
          survivorship and not as tenants                                           Act ________________________________________
          in common                                                                                (State)
                                                                UNIF TRF MIN ACT -- _____________ Custodian (until age ________)
                                                                                       (Cust)
                                                                                    __________________ under Uniform Transfers
                                                                                        (Minor)
                                                                                    to Minors Act ______________________________
                                                                                                            (State)


   Additional abbreviations may also be used though not in the above list.



FOR VALUE RECEIVED, ___________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated __________________________________



                                       X ______________________________________

                                       X ______________________________________
                                 NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                         MUST CORRESPOND WITH THE NAMES(S) AS
                                         WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.